Dividend	12 Months Ended
Dec. 31, 2011
Dividend [Abstract]
Dividend

Note 18 - Dividend

On February 10, 2009, the Board decided to declare and distribute a dividend of $0.54 per share. This dividend was paid on March 11, 2009. In making the decision to pay the dividend, the Board reviewed the Company's current and projected liquidity, its anticipated operating performance, and its growth strategies. No additional dividends are currently anticipated.